12. JUDICIAL DEPOSITS	12 Months Ended
Dec. 31, 2020
Judicial Deposits [Abstract]
JUDICIAL DEPOSITS
12.	JUDICIAL DEPOSITS

In some situations, the Company makes, as ordered by courts or even at its own discretion to provide guarantees, judicial deposits to ensure the continuity of ongoing lawsuits. These judicial deposits can be required for lawsuits with a likelihood of loss, as assessed by the Company based on the opinion of its legal counselors, as probable, possible, or remote. The Company recognizes in current assets that amount it expects to withdraw from escrow deposits or the amount of escrow deposits it expects to offset against provisions in the coming twelve months.

As set forth by relevant legislation, judicial deposits are adjusted for inflation.

	2020	2019
Civil	4,433,968	5,027,848
Tax	1,985,621	2,301,986
Labor	902,294	883,125
Subtotal:	7,321,883	8,212,959
Estimated loss	(28,048)	(47,112)
Total	7,293,835	8,165,847
Current	1,095,827	1,514,464
Non-current	6,198,008	6,651,383